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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005



                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-11657                36-4062333
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(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)

           P.O. Box 2353
           Orlando, Florida                                   32802
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (407) 826-5050
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))


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ITEM 8.01         OTHER EVENTS.

         On August 10, 2005, Tupperware Corporation ("Tupperware") and Sara Lee Corporation ("Sara Lee") announced that they have signed a Securities and Asset Purchase Agreement dated as of August 10, 2005 (the "Agreement"). The Agreement has been approved by the Board of Directors of Tupperware, and is subject to customary closing conditions, including regulatory approvals. Closing is expected in the fourth quarter of 2005. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         Additionally, Tupperware hereby files a slide presentation relating to the Agreement attached hereto as Exhibit 99.2 and incorporated by reference herein in its entirety.

FORWARD-LOOKING STATEMENTS

 Statements contained in the press release (furnished herewith as Exhibit 99.1) and presentation (furnished herewith as Exhibit 99.2) that are not historical fact or that relate to future plans, events or performances or that use predictive words such as "outlook" or "target" are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the acquisition, including future financial and operating results, Tupperware's plans, objectives, intentions and expectations, including expectation that the acquisition will close in the fourth quarter of 2005, that are not historical facts. Readers are cautioned that forward-looking statements are based upon the current beliefs and expectations of Tupperware's management and by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, including, among others, the possibility that the acquisition will not close or will be significantly delayed. Other risks and uncertainties that could affect Tupperware include recruiting and activity of the Company's independent sales forces, the success of new product introductions and promotional programs, the ability to obtain all government approvals on land sales, the success of buyers in attracting tenants for commercial developments, the effects of economic and political conditions generally and foreign exchange risk in particular and other risks detailed in the Company's reports on Form 8-K dated April 10, 2001, as filed with the United States Securities and Exchange Commission. Tupperware undertakes no obligation to update forward-looking statements.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1                Press release, dated August 10, 2005.
99.2                Slide Presentation, dated August 10, 2005.




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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TUPPERWARE CORPORATION
                                                 (Registrant)

                                                 /s/ Thomas M. Roehlk
                                                 -------------------------------
                                              By: Thomas M. Roehlk
                                                  Senior Vice President, General
                                                  Counsel and Secretary

Date:  August 10, 2005